Exhibit 10.2

SLOT AND GATE SECURITY AGREEMENT
Between
JETBLUE AIRWAYS CORPORATION,
as Grantor,
and
CITIBANK, N.A.,
as Administrative Agent
__________________________________
Dated as of April 23, 2013
__________________________________

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Exhibit 10.2

Table of Contents
Page

Section 1.	Pledge 3

Section 2.	Security for Obligations 5

Section 3.	No Release 5

Section 4.	Representations, Warranties and Covenants 5

Section 5.	Supplements, Further Assurances 7

Section 6.	Provisions Concerning Collateral 7

Section 7.	Administrative Agent Appointed Attorney-in-Fact 9

Section 8.	Administrative Agent May Perform 9

Section 9.	The Administrative Agent 10

Section 10.	Events of Default, Remedies 10

Section 11.	Application of Proceeds 12

Section 12.	No Waiver; Discontinuance of Proceeding 12

Section 13.	Amendments, etc. 13

Section 14.	Termination; Release 13

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Exhibit 10.2

Section 15.	Definitions 14

Section 16.	Notices 16

Section 17.	Continuing Security Interest; Transfer of Loans 17

Section 18.	Governing Law 17

Section 19.	Consent to Jurisdiction and Service of Process 18

Section 20.	Security Interest Absolute 18

Section 21.	Severability of Provisions 18

Section 22.	Headings 18

Section 23.	Execution in Counterparts 19

Section 24.	Successors and Assigns 19

Section 25.	Construction of Schedule I 19

Section 26.	Rules of Interpretation 19

Section 27.	Intercreditor Agreement 19

Schedule I – Pledged Slots

Schedule II – Excluded Slots

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Exhibit 10.2

SLOT AND GATE SECURITY AGREEMENT

SLOT AND GATE SECURITY AGREEMENT, dated as of April 23, 2013 (as amended, modified or supplemented from time to time, the “Agreement”), between JETBLUE AIRWAYS CORPORATION, a Delaware corporation (together with its permitted successors and assigns, the “Grantor”) and CITIBANK, N.A., as Administrative Agent (together with its successors and permitted assigns, the “Administrative Agent”), for the benefit of the Secured Parties. Except as otherwise defined herein, terms used herein and defined in the Credit Agreement shall be used herein as therein defined.
W I T N E S S E T H:
WHEREAS, the Grantor and the Administrative Agent are parties to (i) that certain Credit and Guaranty Agreement dated as of April 23, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Grantor, as Borrower, the subsidiaries of the Grantor party thereto, as guarantors, the Lenders party thereto, and the Administrative Agent; and
WHEREAS, pursuant to the Credit Agreement, the Grantor has agreed to grant a continuing Lien on the Collateral (as defined below) to secure the Obligations;
NOW, THEREFORE, in consideration of the premises, the mutual agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:
Section 1.Pledge. The Grantor hereby pledges to the Administrative Agent and grants to the Administrative Agent for the benefit of the Secured Parties a security interest in all of the following (the “Collateral”), to secure all of the Obligations:
(i)    all of the right, title and interest of the Grantor in, to and under the Pledged Slots, the Pledged Historical Rights and the Pledged Gate Leaseholds from time to time; and
(ii)    all of the right, title and interest of the Grantor in, to and under all Proceeds of any and all of the foregoing (including, without limitation, all Proceeds (of any kind) received or to be received by the Grantor upon the transfer or other such disposition of such Collateral notwithstanding whether the pledge and grant of the security interest in such Collateral is legally effective under applicable law);
provided, however, that notwithstanding any other provision of this Agreement, (1) if a Transfer Restriction would be applicable to the creation of a security interest in any asset described in clause (i) of the first sentence of this Section 1 (other than any FAA Slot or Pledged Historical Rights), such asset shall not be subject to the security interest created by this Agreement and shall not be treated as Collateral for purposes hereof and (2) if any Transfer Restriction applies to the transfer or assignment of (but not the creation of a security interest in) any of the right, title or interest referred to in clause (i) of the first sentence of this Section 1, any provision of this Agreement permitting the Administrative Agent to cause the Grantor to transfer or assign to it or any other person any of the Grantor’s right, title or interest in any such Collateral (and any right the Administrative Agent may have under applicable law to do so by virtue of the security interest granted to it under this Agreement) shall be subject to such Transfer Restriction; provided, however, that following an Event of Default, at the direction of the Administrative Agent, the Grantor shall use commercially reasonable efforts to obtain any and all approvals and consents required for the transfer of any Collateral subject to a Transfer Restriction referred to in clause (2) of the preceding proviso. As used herein, “Transfer Restriction” means any restriction or consent requirement relating to the transfer or assignment by the Grantor of, or the grant by the Grantor of a security interest in, any right, title or interest in any type of property or any claim, right or benefit arising thereunder or resulting therefrom, if an attempted transfer or assignment thereof (or the grant of a security interest therein) without the consent of any third party would (i) constitute a violation of the terms under which the Grantor was granted such right, title or interest (or the Grantor’s interest in any agreement or license related thereto), (ii) entitle any Governmental Authority or third party to terminate or suspend any such right, title or interest (or the Grantor’s interest in any agreement or license related thereto), or (iii) violate any applicable law, rule or regulation, except, in any case, to the extent such “Transfer Restriction” shall be rendered ineffective (both to the extent that it (x) prohibits, restricts or requires consent and (y) gives rise to a default, breach, right of recoupment, claim, defense, termination, right of termination or remedy) by virtue of any applicable law, including Sections 9-406, 9-407, 9-408 or 9-409 of the UCC as in effect, from time to time, in the State of New York, to the extent applicable (or any corresponding sections of the UCC in a jurisdiction other than the State of New York to the extent applicable). It is the intent of the parties hereto that the Administrative Agent shall have a perfected and first-priority Lien (subject only to Liens permitted by the Loan Documents) on the Pledged Slots and Pledged Historical Rights and that the Administrative Agent shall be entitled to all the rights, priorities and benefits afforded by the UCC as enacted in any relevant jurisdiction to perfected security interests therein.
Section 2.    Security for Obligations. This Agreement secures, and the Collateral is collateral security for, the Obligations.
Section 3.    No Release. Nothing set forth in this Agreement shall relieve the Grantor from the performance of any term, covenant, condition or agreement on the Grantor’s part to be performed or observed under or in respect of any of the Collateral or from any liability to any Person under or in respect of any of the Collateral or impose any obligation on the Administrative Agent or any Secured Party to perform or observe any such term, covenant, condition or agreement on the Grantor’s part to be so performed or observed or impose any liability on the Administrative Agent or any Secured Party for any act or omission on the part of the Grantor relating thereto or for any breach of any representation or warranty on the part of the Grantor contained in this Agreement, or in respect of the Collateral or made in connection herewith or therewith. This Section 3 shall survive the termination of this Agreement and the discharge of the Grantor’s other obligations hereunder and under the Loan Documents.
Section 4.    Representations, Warranties and Covenants. (a) The Grantor represents and warrants as follows:
(i)    All filings necessary or reasonably requested by the Administrative Agent to create, preserve, protect and perfect the security interests granted by the Grantor to the Administrative Agent for the benefit of the Secured Parties in respect of the Collateral have been accomplished by the Grantor to the extent that such security interests can be perfected by filings under the UCC. The security interests granted to the Administrative Agent for the benefit of the Secured Parties pursuant to this Agreement in and to the Collateral constitute and hereafter at all times shall constitute a perfected security interest therein superior and prior to the rights of all other Persons therein, subject, in the case of priority only, only to Permitted Liens, to the extent such perfection and priority can be obtained by filings under the UCC, and the Administrative Agent is entitled with respect to such perfected security interest to all the rights, priorities and benefits afforded by the UCC as enacted in any relevant jurisdiction to perfected security interests.
(ii)    There are no filings, registrations or recordings necessary to create, preserve, protect or perfect the security interests granted by the Grantor to the Administrative Agent for the benefit of the Secured Parties in respect of the Collateral under Title 49.
(iii)    The Grantor is, and as to Collateral acquired by it from time to time after the date hereof the Grantor will be, the holder of all Collateral free from any Lien except for (1) the Lien and security interest created by this Agreement and (2) Liens permitted by the Loan Documents.
(iv)    Except for filings in respect of Liens which have been satisfied and filings in respect of Liens that are permitted under the Loan Documents, the Grantor has not filed or consented to the filing of any financing statement or analogous document under the UCC or any other applicable laws covering its Collateral, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect.
(v)    The chief executive office of the Grantor as of the date of this Agreement is located at 27-01 Queens Plaza North, Long Island City, New York 11101.
(vi)    Set forth on Schedule I is a true, correct and complete list of the Grantor’s FAA Slots at LaGuardia Airport, Ronald Reagan Washington National Airport, Newark Liberty International Airport and John F. Kennedy International Airport that are included in the Collateral as Pledged Slots as of the Closing Date. The Grantor holds the Pledged Slots pursuant to authority granted by the applicable Governmental Authorities, and there exists no material violation of the terms, conditions or limitations of any rule, regulation or order of the applicable Governmental Authorities regarding such Pledged Slots or any provisions of law applicable to such Pledged Slots that gives any applicable Governmental Authority the right to terminate, cancel, withdraw or modify the rights of the Grantor in any such Pledged Slots.
(vii)    The Grantor holds its Pledged Gate Leaseholds pursuant to authority granted by the applicable Airport Authority and there exists no material violation of the regulations, terms, conditions or limitations of the relevant Airport Authority applicable to any Pledged Gate Leasehold or any provision of law applicable to the Pledged Gate Leasehold that gives any applicable Airport Authority the right to terminate, cancel, withdraw or modify the rights of the Grantor in any such Pledged Gate Leasehold.
(viii)    The Grantor is an “air carrier” within the meaning of Section 40102 of Title 49 and holds a certificate under Section 41102 of Title 49. The Grantor holds an air carrier operating certificate issued pursuant to Chapter 447 of Title 49. The Grantor is a “citizen of the United States” as defined in Section 40102(a)(15) of Title 49 and as that statutory provision has been interpreted by the DOT pursuant to its policies (a “United States Citizen”). The Grantor possesses all necessary certificates, franchises, licenses, permits, rights, designations, authorizations, exemptions, concessions, frequencies and consents of any Governmental Authority which relate to the operation of the routes flown by it and the conduct of its business and operations as currently conducted except where failure to so possess would not, in the aggregate, have a Material Adverse Effect.
(ix)    The Grantor has full corporate power and authority and legal right to pledge all of the Collateral pursuant to this Agreement.
(x)    Except for matters that would not reasonably be expected to result in a Material Adverse Effect, no consent of any other party (including, without limitation, stockholders or creditors of the Grantor), and no consent, authorization, approval, or other action by, and (except in connection with the perfection of the Lien created hereby) no notice to or filing with, any Governmental Authority or other Person is required either (x) for the pledge by the Grantor of the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement or (y) for the exercise by the Administrative Agent of the rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement (except for matters relating to judicial proceedings); provided, however, that (A) the Pledged Slots (other than certain Pledged Slots at Ronald Reagan Washington National Airport) may not be transferred (other than the lease or trade of, or the grant or pledge of a security interest in, such Pledged Slots) and (B) the transfer of Pledged Gate Leaseholds may be subject to the foregoing actions by Governmental Authorities or Airport Authorities, aviation authorities, air carriers or other lessors.
(xi)    This Agreement is made with full recourse to the Grantor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of the Grantor contained herein.
(b)    The Grantor covenants and agrees with the Administrative Agent that from and after the date of this Agreement and until the Security Agreement Termination Date as follows:
(i)    The Grantor shall use commercially reasonable efforts to defend the Collateral against any and all claims and demands of all Persons at any time claiming any interest therein adverse to the Administrative Agent or any Secured Party (other than Permitted Liens).
(i)    The Grantor shall not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) relating to the Collateral, except financing statements (or similar statements or instruments of registration under the law of any jurisdiction) filed or to be filed in respect of and covering the security interests granted hereby by the Grantor and except with respect to Permitted Liens.
(ii)    The Grantor shall give to the Administrative Agent timely written notice (but in any event not later than 30 days prior to the expiration of the period of time specified under applicable law to prevent lapse of perfection) of any (a) change in its jurisdiction of incorporation, or (b) change in its name, identity or corporate or other organizational structure to such an extent that any UCC financing statement filed by the Administrative Agent in connection with this Agreement would become misleading; and the Grantor shall, in each case, provide such other information in connection therewith as the Administrative Agent may reasonably request and shall take all action reasonably satisfactory to the Administrative Agent to maintain the perfection and priority of the security interest of the Administrative Agent on behalf of the Secured Parties in the Collateral intended to be granted hereby.
Section 5.    Supplements, Further Assurances. The Grantor agrees that at any time and from time to time, at the reasonable expense of the Grantor, the Grantor will promptly execute, acknowledge and deliver all further security documents, instruments, certificates, notices and other documents, and take all further action that the Administrative Agent may reasonably request in order to create, perfect, protect, assure and enforce any security interest granted or purported to be granted or intended to be granted hereby under the laws of the United States or any state thereof or, after the occurrence and during the continuance of an Event of Default, to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder or under the Loan Documents to which it is a party with respect to any Collateral.
Section 6.    Provisions Concerning Collateral.
(i)    Financing Statements. The Grantor hereby authorizes the Administrative Agent, at any time and from time to time, to file or record such financing statements which reasonably describe the Collateral and amendments thereto, in the form provided to it by the Grantor, as may from time to time be required or necessary to grant, continue and maintain a valid, enforceable, first priority security interest (subject only to Liens permitted by the Loan Documents) in the Collateral as provided herein (to the extent such perfection and priority can be obtained by filing a UCC financing statement), all in accordance with the UCC as enacted in any and all relevant jurisdictions or any other relevant law of the United States or any state thereof. The Grantor shall pay any applicable filing fees and other reasonable out-of-pocket expenses related to the filing of such financing statements and amendments thereto. The Administrative Agent hereby authorizes the Grantor to file (i) financing statements and amendments to financing statements filed on the date hereof in each case adding Collateral and (ii) continuation statements of any financing statement naming the Administrative Agent, as secured party, and the Grantor, as debtor, in each case filed pursuant to the terms of this Agreement and the other Loan Documents. For the avoidance of doubt, the Administrative Agent shall not be responsible for the filing of any continuation statements of any financing statements referred to herein.
(ii)    Compliance with Laws and Regulations. Except for matters that would not reasonably be expected to result in a Collateral Material Adverse Effect, the Grantor shall comply with all laws, ordinances, orders, rules, regulations, and requirements of all federal, state, municipal or other governmental or quasi-governmental authorities or bodies, then applicable to the Collateral (or any part thereof) and/or the use thereof by the Grantor, of every nature and kind (the “Requirements”) whether or not such Requirements shall now exist or shall hereafter be enacted or promulgated and whether or not the same may be said to be within the present contemplation of the parties hereto. Notwithstanding the foregoing, if the Grantor in good faith contests a Requirement, it shall not be obligated to comply with such Requirement to the extent such non-compliance or deferral is consistent with law and does not have a Collateral Material Adverse Effect.
(iii)    Notice of Laws. The Grantor agrees to give the Administrative Agent notice of any violations of any Requirement with respect to the Collateral or the Grantor’s use thereof that may reasonably be expected to have a Collateral Material Adverse Effect within fifteen (15) Business Days after the Grantor obtains knowledge of such violation.
(iv)    Updated Schedules in connection with Collateral Additions, Dispositions or Releases. The Grantor shall deliver or cause to be delivered within forty-five (45) days of the end of June and December of each year (commencing in June of 2013), and may from time to time deliver or cause to be delivered, to the Administrative Agent an updated Schedule I or Schedule II to replace the then-existing Schedule I or Schedule II, respectively, in each case to reflect:
(a)    any release of Pledged Slots from the security interest granted hereunder in connection with a Disposition (other than any returns of Pledged Slots to the FAA) permitted under Section 6.04 of the Credit Agreement;
(b)    any release of Pledged Slots from the security interest granted hereunder pursuant to Section 6.09(c) of the Credit Agreement; and
(c)    any designation of Excluded Slots as Pledged Slots;
provided that the Grantor shall not be required to deliver or cause to be delivered an updated Schedule I or Schedule II in accordance with this Section 6(iv) if none of the events described in paragraphs (a), (b) and (c) above have occurred that affects the information in such Schedule since an updated version of such Schedule was previously delivered in accordance with this Section 6(iv) or, if no updated version of such Schedule has yet been delivered in accordance with this Section 6(iv), since the date of this Agreement.
(v)    Permitted Dispositions. Any or all of the Collateral may be sold, leased, conveyed, transferred or otherwise disposed of, subject to the terms of the Credit Agreement.
Section 7.    Administrative Agent Appointed Attorney-in-Fact. The Grantor hereby appoints the Administrative Agent as the Grantor’s attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Administrative Agent’s discretion, upon the occurrence and during the continuation of an Event of Default, to take any action and to execute any instrument which the Administrative Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, which appointment as attorney-in-fact is coupled with an interest.
Section 8.    Administrative Agent May Perform. If the Grantor fails to perform any agreement contained herein within a reasonable time after receipt of a written request to do so from the Administrative Agent, upon five (5) Business Days prior written notice the Administrative Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Administrative Agent, including, without limitation, the reasonable fees and out-of-pocket expenses of its counsel, incurred in connection therewith, shall be payable by the Grantor in accordance with Section 10.04 of the Credit Agreement and shall be considered Obligations.
Section 9.    The Administrative Agent. It is expressly understood and agreed by the parties hereto, and each Secured Party, by accepting the benefits of this Agreement, acknowledges and agrees, that the obligations of the Administrative Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Administrative Agent shall act hereunder on the terms and conditions set forth in the Credit Agreement. In the event of any express conflict between the terms of this Agreement and the terms of the Credit Agreement, the Credit Agreement shall control and govern, provided that this provision shall not be interpreted in any way to affect any rights expressly provided to the Secured Parties under this Agreement unless such rights are expressly prohibited or restricted under the Credit Agreement.
Section 10.    Events of Default, Remedies.
A.    Remedies: Obtaining the Collateral Upon Event of Default. If any Event of Default shall have occurred and be continuing, then and in every such case, the Administrative Agent may, at any time or from time to time during the continuance of such Event of Default:
(i)    Declare the entire right, title and interest of the Grantor in and to the Collateral vested, subject to any binding and enforceable mandatory requirements imposed by applicable law or by the DOT, the FAA or applicable Governmental Authority and/or Airport Authority, in which event such rights, title and interest shall immediately vest in the Administrative Agent, in which case the Grantor agrees to execute and deliver such deeds of conveyance, assignments and other documents or instruments as shall be requested by the Administrative Agent in order to effectuate the transfer of such Collateral, together with any other rights of the Grantor with respect thereto, to any designee or designees selected by the Administrative Agent and approved by all necessary Governmental Authorities and Airport Authorities (provided that if any of the foregoing is not permitted under applicable law or by the DOT, the FAA or applicable Governmental Authority and/or Airport Authority, the Administrative Agent for the benefit of the Secured Parties shall nevertheless continue to have all of the Grantor’s right, title and interest in and to all of the proceeds (of any kind) received or to be received by the Grantor upon the transfer or other disposition of such Collateral); it being understood that the Grantor’s obligation to deliver such Collateral and such documents and instruments with respect thereto, subject to the aforesaid limitations, is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Administrative Agent shall be entitled to a decree requiring specific performance by the Grantor of said obligations; and
(ii)    Sell or otherwise liquidate, or direct the Grantor to sell or otherwise liquidate, any or all of the Collateral or any part thereof and take possession of the proceeds of any such sale or liquidation, in each case subject to any binding and enforceable mandatory requirements imposed by applicable law and Airport Authorities with respect to Pledged Gate Leaseholds.
B.    Remedies; Disposition of the Collateral.
(i)    If any Event of Default shall have occurred and be continuing, the Administrative Agent may from time to time exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, and to the extent not in violation of applicable law, including Title 14, Title 49 and the DOT or FAA orders, regulations or requirements issued pursuant thereto, and subject to the approval of all necessary Governmental Authorities and Airport Authorities, all the rights and remedies of a secured party on default under the UCC in effect in all relevant jurisdictions at the time of such Event of Default, and the Administrative Agent may also in its sole discretion, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Administrative Agent’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Administrative Agent may deem commercially reasonable. To the extent not inconsistent with Title 14, Title 49 and the DOT or FAA orders, regulations or requirements issued pursuant thereto, and any additional requirements of the applicable Governmental Authorities and/or Airport Authorities, the Administrative Agent or any other Secured Party may be the purchasers of any or all of the Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at such sale, to use and apply any of the Obligations owed to such Person as a credit on account of the purchase price of any Collateral payable by such Person at such sale. Each purchaser at any such sale shall acquire the property sold absolutely free from any claim or right on the part of the Grantor, and the Grantor hereby waives, to the fullest extent permitted by law, all rights of redemption, stay or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days’ notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Grantor hereby waives, to the full extent permitted by law, any claims against the Administrative Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale.
(ii)    Except as otherwise provided herein, the Grantor hereby waives, to the fullest extent permitted by applicable law, notice or judicial hearing in connection with the Administrative Agent’s taking possession or the Administrative Agent’s disposition of any of the Collateral, including, without limitation, any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which the Grantor would otherwise have under law; and the Grantor hereby further waives to the fullest extent permitted by applicable law: (a) all damages occasioned by such taking of possession; (b) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Administrative Agent’s rights hereunder; and (c) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law. Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Grantor therein and thereto, and shall be a perpetual bar both at law and in equity against the Grantor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under the Grantor.
(iii)    In connection with any foreclosure, collection, sale or other enforcement of Liens granted to the Administrative Agent in this Agreement, the Grantor will cooperate in good faith with the Administrative Agent or its designee in obtaining all regulatory licenses, consents and other governmental approvals necessary or (in the opinion of the Administrative Agent or its designee) desirable to conduct all aviation operations with respect to the Collateral and will, at the request of the Administrative Agent and in good faith, continue to operate and manage the Collateral and maintain all applicable regulatory licenses with respect to the Collateral until such time as the Administrative Agent or its designee obtain such licenses, consents and approvals, and at such time the Grantor will cooperate in good faith with the transition of the aviation operations with respect to the Collateral to any new aviation operator (including, without limitation, the Administrative Agent or its designee).
Section 11.    Application of Proceeds.
(b)    All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral pursuant to the exercise by the Administrative Agent of its remedies as a secured creditor as provided in Section 10 of this Agreement shall be held by the Administrative Agent as Collateral for, and then at any time thereafter shall, in the discretion of the Administrative Agent, be applied, in whole or in part, against all or any part of the Obligations in such order as provided for in Section 2.17(b) of the Credit Agreement. Any surplus of such cash proceeds held by the Administrative Agent and remaining after payment in full of all the Obligations shall be promptly paid over to the Grantor or to whomever may be at such time lawfully entitled to receive such surplus.
(c)    It is understood that the Grantor shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the outstanding Obligations.
Section 12.    No Waiver; Discontinuance of Proceeding.
(a)    Each and every right, power and remedy hereby specifically given to the Administrative Agent or otherwise in this Agreement shall be cumulative and shall be in addition to every other right, power and remedy specifically given under this Agreement or the other Loan Documents now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Administrative Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Administrative Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any default or Event of Default or an acquiescence therein. No notice to or demand on the Grantor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Administrative Agent to any other or further action in any circumstances without notice or demand. In the event that the Administrative Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Administrative Agent may recover reasonable out-of-pocket expenses, including reasonable attorneys’ fees, and the amounts thereof shall be included in such judgment.
(b)    In the event the Administrative Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Administrative Agent, then and in every such case the Grantor, the Administrative Agent and each holder of any of the Obligations shall to the extent permitted by applicable law be restored to their respective former positions and rights hereunder with respect to the Collateral, and all rights, remedies and powers of the Administrative Agent and the Secured Parties shall continue as if no such proceeding had been instituted.
Section 13.    Amendments, etc. This Agreement may not be amended, modified or waived except with the written consent of the Grantor and the Administrative Agent (acting pursuant to and in accordance with the terms of the Credit Agreement). Any amendment, modification or supplement of or to any provision of this Agreement, any termination or waiver of any provision of this Agreement and any consent to any departure by the Grantor from the terms of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which made or given.
Section 14.    Termination; Release.
(a)    Upon the Security Agreement Termination Date, this Agreement shall automatically terminate (provided that all indemnities set forth in the Credit Agreement shall survive) and the Administrative Agent, at the request and expense of the Grantor, will promptly execute and deliver to the Grantor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and, subject to the terms of the Credit Agreement, will duly assign, transfer and deliver to the Grantor (without recourse and without any representation or warranty) such of its Collateral as may be in the possession of the Administrative Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement.
(b)    For the avoidance of doubt, subject to the applicable provisions under the Credit Agreement, (i) if any Pledged Gate Leasehold ceases to be included in the Collateral because it ceases to be used for servicing the scheduled air carrier service utilizing Pledged Slots relating to the airport at which such Pledged Gate Leasehold is located, such Pledged Gate Leasehold shall be automatically released from the Lien of this Agreement and (ii) if any right, title, privilege, interest and authority, now held or hereafter acquired by the Grantor in connection with the right to use or occupy space in an airport terminal becomes a Pledged Gate Leasehold, such right, title, privilege, interest and authority shall be automatically subject to the Lien of this Agreement.
(c)    Upon (i) any Disposition of any Collateral that is permitted under Section 6.04 of the Credit Agreement (other than a Disposition of Collateral referred to in clause (d), (e)(iv) or (f) of the definition of “Permitted Disposition” in the Credit Agreement), (ii) the release of any Collateral from the security interest granted hereby pursuant to Section 6.09(c) of the Credit Agreement or (iii) the effectiveness of any written consent by the Administrative Agent or the requisite Lenders as provided under the Credit Agreement to the release of any Collateral from the security interest granted hereby, such Collateral (and, subject in the case of clause (i) above to compliance with Section 6.09(a) of the Credit Agreement, the Proceeds thereof) shall be automatically released from the security interest granted under this Agreement.
(d)    In connection with any release of any Collateral pursuant to this Section 14, the Administrative Agent will execute and deliver to the Grantor, at the Grantor’s sole expense, all appropriate UCC termination statements and other documents that the Grantor shall reasonably request to evidence such release. The Administrative Agent shall have no liability whatsoever to any Secured Party as a result of any release of Collateral by it as permitted by this Section 14.
Section 15.    Definitions. The following terms shall have the following meanings. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.
“Agreement” has the meaning provided in the preamble hereto.
“Airport Authority” shall mean any city or any public or private board or other body or organization chartered or otherwise established for the purpose of administering, operating or managing an airport or related facilities.
“Collateral” has the meaning provided in Section 1 hereof.
“Credit Agreement” has the meaning provided in the recitals hereof.
“DOT” shall mean the United States Department of Transportation and any successor thereto.
“Event of Default” shall mean any “Event of Default” as defined in the Credit Agreement.
“Excluded Slots” shall mean (i) any Pledged Slots that are Disposed of by the Grantor in a transaction permitted by the Credit Agreement; provided that a Disposition of Pledged Slots referred to in clause (d), (e)(iv) or (f) of the definition of “Permitted Disposition” in the Credit Agreement shall not cause such Pledged Slot to be an Excluded Slot under this clause (i), and (ii) any FAA Slots held by the Grantor (whether or not then operated by the Grantor) listed on Schedule II of this Agreement as of the date of this Agreement or as updated pursuant to Section 6(iv).
“FAA” shall mean the Federal Aviation Administration of the United States of America and any successor thereto.
“FAA Slot” shall mean, in the case of airports in the United States, at any time, the right and operational authority to conduct one Instrument Flight Rule (as defined in Title 14) scheduled landing or take-off operation at a specific time or during a specific time period at any airport at which landings or take-offs are restricted, including, without limitation, slots and operating authorizations, whether pursuant to FAA or DOT regulations or orders pursuant to Title 14, Title 49 or other federal statutes now or hereinafter in effect.
“Gate Leaseholds” shall mean, at any time, all of the right, title, privilege, interest and authority, now held or hereafter acquired, of the Grantor, in connection with the right to use or occupy space in an airport terminal at any airport.
“Governmental Authority” shall mean the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank organization, or other entity exercising executive, legislative, judicial, taxing or regulatory powers or functions of or pertaining to government. Governmental Authority shall not include any Person in its capacity as an Airport Authority.
“Grantor” has the meaning provided in the preamble hereto.
“Pledged Gate Leaseholds” shall mean all Gate Leaseholds necessary at the relevant time of determination for servicing the scheduled air carrier service utilizing Pledged Slots relating to the airports at which such Pledged Slots are located.
“Pledged Historical Rights” shall mean, at any time, any rights of the Grantor to be granted at any future time FAA Slots at Newark Liberty International Airport, LaGuardia Airport, Ronald Reagan Washington National Airport or John F. Kennedy International Airport by virtue of the usage of Pledged Slots at such airport, whether pursuant to FAA or DOT regulations or orders pursuant to Title 14, Title 49 or other federal statutes now or hereinafter in effect (excluding, for the avoidance of doubt, any such rights associated with Excluded Slots).
“Pledged Slots” shall mean all of the FAA Slots held by the Grantor (whether or not then operated by the Grantor) at Newark Liberty International Airport, LaGuardia Airport, Ronald Reagan Washington National Airport and John F. Kennedy International Airport, other than Excluded Slots.
“Proceeds” shall have the meaning assigned to that term under the UCC as in effect in any relevant jurisdiction or under other relevant law and, in any event, shall include, but not be limited to, any and all (i) proceeds of any insurance, indemnity, warranty or guarantee payable to the Administrative Agent or to the Grantor or any Affiliate of the Grantor from time to time with respect to physical damage to any of the Collateral, (ii) payments (in any form whatsoever), made or due and payable to the Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of Governmental Authority) and (iii) instruments representing obligations to pay amounts in respect of the Collateral.
“Requirements” has the meaning provided in Section 6(ii) hereof.
“Security Agreement Termination Date” shall mean the earlier of (i) the date on which (a) the principal of and interest on all Loans shall have been paid in full and all other amounts then due under the Loan Documents shall have been paid in full, (b) all Commitments have been terminated, and (c) there are no outstanding Letters of Credit (other than such as have been Cash Collateralized or covered by a “back-to-back” letter of credit in accordance with the terms of the Loan Documents) and (ii) the date on which all of the Collateral shall have been released pursuant to Section 14(c).
“Title 14” shall mean Title 14 of the United States Code of Federal Regulations, including Part 93, Subparts K and S thereof, as amended from time to time or any successor or recodified regulation.
“Title 49” shall mean Title 49 of the United States Code, which, among other things, recodified and replaced the U.S. Federal Aviation Act of 1958, and the rules and regulations promulgated pursuant thereto or any subsequent legislation that amends, supplements or supersedes such provisions.
“Transfer Restriction” has the meaning provided in Section 1 hereof.
“United States Citizen” has the meaning provided in Section 4(viii) hereof.
Section 16.    Notices. Any notice or communication by the Grantor or the Administrative Agent to the other is duly given if in writing and delivered in Person or by first class mail (registered or certified, return receipt requested), facsimile transmission or overnight air courier guaranteeing next day delivery, to the other’s address:
(a)    if to the Grantor:
JetBlue Airways Corporation
27-01 Queens Plaza North
Long Island City, New York 11101
Telephone: (718) 286-7900
Fax: (718) 425-9260
Attention: Senior Vice President and Treasurer
Email: Treasury@jetblue.com

with a copy to:

JetBlue Airways Corporation
27-01 Queens Plaza North
Long Island City, New York 11101
Telephone: (718) 286-7900
Fax: (718) 425-9260
Attention: General Counsel

(b)    if to the Administrative Agent, to its office at:
Citibank, N.A.
Loan Administration
1615 Brett Road, OPS 3
New Castle, DE 19720
Telephone: (302) 894-6010
Fax: (212) 994-0847
Attention: Owen Coyle
The Grantor or the Administrative Agent, by notice to the other, may designate additional or different addresses for subsequent notices or communications.
All notices and communications will be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if transmitted by facsimile; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.
If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.
Section 17.    Continuing Security Interest; Transfer of Loans. This Agreement shall create a continuing security interest in the Collateral. This Agreement shall (i) remain in full force and effect until the Security Agreement Termination Date, (ii) be binding upon the Grantor, its successors and assigns, and (iii) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and each other Secured Party and each of their respective successors, permitted transferees and permitted assigns; no other persons (including, without limitation, any other creditor of the Grantor) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of the foregoing clause (iii) and subject to the provisions of the applicable Loan Documents, any Secured Party may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party herein or otherwise, subject, however, to the provisions of the applicable Loan Documents.
Section 18.    Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York.
Section 19.    Consent to Jurisdiction and Service of Process. Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall, to the extent permitted by law, be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in this Section 19. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.01 of the Credit Agreement. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
Section 20.    Security Interest Absolute. The obligations of the Grantor hereunder shall remain in full force and effect without regard to, and shall not be impaired by (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of the Grantor, except to the extent that the enforceability thereof may be limited by any such event; (b) any exercise or non-exercise, or any waiver of any right, remedy, power or privilege under or in respect of this Agreement or any other Loan Documents, except as specifically set forth in a waiver granted pursuant to Section 13; (c) any amendment to or modification of any Loan Document or any security for any of the Obligations, whether or not the Grantor shall have notice or knowledge of any of the foregoing, except as specifically set forth in an amendment or modification executed pursuant to Section 13; (d) any lack of validity or enforceability of the Lien(s) created hereunder; or (e) any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Grantor (other than payment or performance in accordance with the terms of the Loan Documents).
Section 21.    Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.
Section 22.    Headings. Section headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.
Section 23.    Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same Agreement. A set of the counterparts executed by all the parties hereto shall be lodged with the Grantor and the Administrative Agent. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or electronic .pdf copy shall be effective as delivery of a manually executed counterpart of this Agreement.
Section 24.    Successors and Assigns. This Agreement shall be binding upon the Grantor and its successors and assigns and shall inure to the benefit of the Administrative Agent and each Secured Party and their respective successors and permitted assigns; provided that the Grantor may not transfer or assign any or all of its rights or obligations hereunder without the prior written consent of the Administrative Agent, unless otherwise permitted by the applicable Loan Documents (including without limitation a transaction permitted under Section 6.10 of the Credit Agreement). All agreements, statements, representations and warranties made by the Grantor herein or in any certificate or other instrument delivered by the Grantor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Parties and shall survive the execution and delivery of this Agreement and the other Loan Documents regardless of any investigation made by the Secured Parties or on their behalf.
Section 25.    Construction of Schedule I. It is understood and agreed that Schedule I is intended to be descriptive of the Pledged Slots as of the date hereof and shall not be construed as limiting in any way the Collateral subject to this Agreement.
Section 26.    Rules of Interpretation. The parties to this Agreement agree that the rules of interpretation set out in Section 1.02 of the Credit Agreement shall apply to this Agreement mutatis mutandis as if set out in this Agreement.
Section 27.    Intercreditor Agreement. Notwithstanding anything to the contrary contained in this Agreement, if at any time the Administrative Agent shall enter into any Intercreditor Agreement and such Intercreditor Agreement shall remain outstanding, the rights granted to the Secured Parties hereunder, the lien and security interest granted to the Administrative Agent pursuant to this Agreement and the exercise of any right or remedy by the Administrative Agent hereunder shall be subject to the terms and conditions of such Intercreditor Agreement. In the event of any conflict between the terms of this Agreement and such Intercreditor Agreement, the terms of such Intercreditor Agreement shall govern and control with respect to any right or remedy, and no right, power or remedy granted to the Administrative Agent hereunder shall be exercised by the Administrative Agent, and no direction shall be given by the Administrative Agent, in contravention of such Intercreditor Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Grantor and the Administrative Agent each has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.
JETBLUE AIRWAYS CORPORATION

By:	Name: Title:

CITIBANK, N.A.,
as Administrative Agent

By:	Name: Title:

SCHEDULE I

PLEDGED SLOTS

FAA Slots at John F. Kennedy International Airport (JFK) Summer 2013

Count No.	Airport	Begin Time	End Time	Slot Type	Slot ID	Days
1	JFK	600	629	D	20130	1234567
2	JFK	600	629	D	20156	1234567
3	JFK	600	629	A	20451	1234567
4	JFK	600	629	D	20776	1234567
5	JFK	600	629	D	21293	1234567
6	JFK	630	659	D	20541	1234567
7	JFK	630	659	D	20611	1234567
8	JFK	630	659	D	20643	1234567
9	JFK	630	659	D	20762	1234567
10	JFK	630	659	A	20783	1234567
11	JFK	630	659	D	20786	1234567
12	JFK	630	659	D	20890	1234567
13	JFK	630	659	D	20902	1234567
14	JFK	630	659	D	21034	1234567
15	JFK	630	659	D	21189	1234567
16	JFK	630	659	D	21235	1234567
17	JFK	630	659	D	21315	1234567
18	JFK	630	659	A	21371	1234567
19	JFK	630	659	D	21373	1234567
20	JFK	700	729	A	20438	1234567
21	JFK	700	729	D	20550	1234567
22	JFK	630	659	D	20595	1234567
23	JFK	700	729	A	20691	1234567
24	JFK	700	729	D	20744	1234567
25	JFK	700	729	A	20750	1234567
26	JFK	700	729	A	20770	1234567
27	JFK	700	729	D	20805	1234567
28	JFK	700	729	A	20822	1234567
29	JFK	700	729	A	20989	1234567
30	JFK	700	729	D	21091	1234567
31	JFK	700	729	A	21237	1234567
32	JFK	700	729	A	21346	1234567
33	JFK	700	729	A	21382	1234567
34	JFK	730	759	A	20141	1234567
35	JFK	730	759	A	20250	1234567
36	JFK	730	759	D	20293	1234567
37	JFK	730	759	D	20352	1234567
38	JFK	730	759	A	20570	1234567
39	JFK	730	759	D	20601	1234567
40	JFK	730	759	D	20729	1234567
41	JFK	730	759	D	20949	1234567
42	JFK	730	759	A	21312	1234567
43	JFK	730	759	D	21394	1234567
44	JFK	800	829	D	20094	1234567
45	JFK	800	829	D	20230	1234567
46	JFK	800	829	A	20328	1234567
47	JFK	800	829	A	20481	1234567
48	JFK	800	829	A	20564	1234567
49	JFK	800	829	D	20569	1234567
50	JFK	800	829	D	20830	1234567
51	JFK	800	829	D	20844	1234567
52	JFK	800	829	D	20924	1234567
53	JFK	800	829	D	21075	1234567
54	JFK	800	829	D	21087	1234567
55	JFK	800	829	D	21107	1234567
56	JFK	800	829	D	21308	1234567
57	JFK	800	829	A	21331	1234567
58	JFK	800	829	D	21369	1234567
59	JFK	830	859	A	20081	1234567
60	JFK	830	859	A	20196	1234567
61	JFK	830	859	D	20251	1234567
62	JFK	830	859	A	20272	1234567
63	JFK	830	859	A	20282	1234567
64	JFK	830	859	A	20497	1234567
65	JFK	830	859	A	20703	1234567
66	JFK	830	859	A	20747	1234567
67	JFK	830	859	D	20796	1234567
68	JFK	830	859	A	20814	1234567
69	JFK	830	859	A	20919	1234567
70	JFK	830	859	D	20982	1234567
71	JFK	830	859	D	20986	1234567
72	JFK	900	929	A	20035	1234567
73	JFK	900	929	D	20080	1234567
74	JFK	900	929	D	20192	1234567
75	JFK	900	929	D	20775	1234567
76	JFK	900	929	D	20806	1234567
77	JFK	900	929	D	20821	1234567
78	JFK	900	929	D	20895	1234567
79	JFK	900	929	A	20971	1234567
80	JFK	900	929	A	20980	1234567
81	JFK	900	929	D	21124	1234567
82	JFK	900	929	A	21299	1234567
83	JFK	900	929	A	21310	1234567
84	JFK	900	929	D	21398	1234567
85	JFK	900	929	D	21401	1234567
86	JFK	900	929	A	21417	1234567
87	JFK	930	959	D	20004	1234567
88	JFK	930	959	D	20228	1234567
89	JFK	930	959	D	20305	1234567
90	JFK	930	959	D	20369	1234567
91	JFK	930	959	A	20634	1234567
92	JFK	930	959	A	20653	1234567
93	JFK	930	959	D	20704	1234567
94	JFK	930	959	D	20983	1234567
95	JFK	930	959	A	21052	1234567
96	JFK	930	959	D	21134	1234567
97	JFK	930	959	A	21169	1234567
98	JFK	930	959	D	21216	1234567
99	JFK	930	959	A	21232	1234567
100	JFK	930	959	A	21400	1234567
101	JFK	930	959	D	21423	1234567
102	JFK	930	959	A	21424	1234567
103	JFK	1000	1029	A	20077	1234567
104	JFK	1000	1029	D	20145	1234567
105	JFK	1000	1029	D	20190	1234567
106	JFK	1000	1029	D	20542	1234567
107	JFK	1000	1029	D	20837	1234567
108	JFK	1000	1029	A	20959	1234567
109	JFK	1030	1059	A	20109	1234567
110	JFK	1030	1059	D	20124	1234567
111	JFK	1030	1059	D	20193	1234567
112	JFK	1030	1059	D	20416	1234567
113	JFK	1030	1059	D	20641	1234567
114	JFK	1030	1059	D	20682	1234567
115	JFK	1100	1129	D	20318	1234567
116	JFK	1100	1129	A	20417	1234567
117	JFK	1100	1129	D	20527	1234567
118	JFK	1100	1129	A	20594	1234567
119	JFK	1100	1129	A	20650	1234567
120	JFK	1100	1129	A	20658	1234567
121	JFK	1100	1129	D	20754	1234567
122	JFK	1100	1129	D	20803	1234567
123	JFK	1100	1129	D	20981	1234567
124	JFK	1100	1129	D	21385	1234567
125	JFK	1130	1159	A	20018	1234567
126	JFK	1130	1159	D	20043	1234567
127	JFK	1130	1159	D	20246	1234567
128	JFK	1130	1159	A	20614	1234567
129	JFK	1130	1159	D	20699	1234567
130	JFK	1130	1159	A	21212	1234567
131	JFK	1200	1229	D	20001	1234567
132	JFK	1200	1229	D	20032	1234567
133	JFK	1200	1229	D	20201	1234567
134	JFK	1200	1229	A	20280	1234567
135	JFK	1200	1229	D	20539	1234567
136	JFK	1200	1229	A	20672	1234567
137	JFK	1200	1229	A	20771	1234567
138	JFK	1200	1229	D	21181	1234567
139	JFK	1200	1229	A	21270	1234567
140	JFK	1230	1259	A	20003	1234567
141	JFK	1230	1259	D	20118	1234567
142	JFK	1230	1259	A	20215	1234567
143	JFK	1230	1259	A	20259	1234567
144	JFK	1230	1259	D	20343	1234567
145	JFK	1230	1259	A	20476	1234567
146	JFK	1230	1259	A	20841	1234567
147	JFK	1230	1259	A	20964	1234567
148	JFK	1230	1259	A	21248	1234567
149	JFK	1230	1259	A	21278	1234567
150	JFK	1230	1259	A	21291	1234567
151	JFK	1230	1259	A	21355	1234567
152	JFK	1300	1329	D	20176	1234567
153	JFK	1300	1329	A	20529	1234567
154	JFK	1300	1329	D	20559	1234567
155	JFK	1300	1329	A	20915	1234567
156	JFK	1300	1329	D	20963	1234567
157	JFK	1300	1329	D	21311	1234567
158	JFK	1300	1329	D	21393	1234567
159	JFK	1300	1329	D	21422	1234567
160	JFK	1330	1359	A	20026	1234567
161	JFK	1330	1359	D	20229	1234567
162	JFK	1330	1359	A	20376	1234567
163	JFK	1330	1359	D	20581	1234567
164	JFK	1330	1359	D	20590	1234567
165	JFK	1330	1359	D	20635	1234567
166	JFK	1330	1359	A	20660	1234567
167	JFK	1330	1359	A	20968	1234567
168	JFK	1330	1359	D	21150	1234567
169	JFK	1330	1359	A	21160	1234567
170	JFK	1330	1359	D	21161	1234567
171	JFK	1400	1429	D	20129	1234567
172	JFK	1400	1429	D	20252	1234567
173	JFK	1400	1429	A	20441	1234567
174	JFK	1400	1429	A	20838	1234567
175	JFK	1400	1429	A	20947	1234567
176	JFK	1400	1429	A	21026	1234567
177	JFK	1400	1429	A	21078	1234567
178	JFK	1400	1429	A	21178	1234567
179	JFK	1400	1429	D	21195	1234567
180	JFK	1400	1429	D	21268	1234567
181	JFK	1400	1429	A	21408	1234567
182	JFK	1430	1459	D	20103	1234567
183	JFK	1430	1459	A	20395	1234567
184	JFK	1430	1459	D	20494	1234567
185	JFK	1430	1459	D	20521	1234567
186	JFK	1430	1459	D	20751	1234567
187	JFK	1430	1459	D	20931	1234567
188	JFK	1430	1459	A	21031	1234567
189	JFK	1430	1459	A	21061	1234567
190	JFK	1430	1459	A	21137	1234567
191	JFK	1430	1459	D	21314	1234567
192	JFK	1500	1529	D	20005	1234567
193	JFK	1500	1529	A	20334	1234567
194	JFK	1500	1529	A	20784	1234567
195	JFK	1500	1529	A	20937	1234567
196	JFK	1500	1529	D	21191	1234567
197	JFK	1500	1529	D	21354	1234567
198	JFK	1530	1559	D	20098	1234567
199	JFK	1530	1559	D	20127	1234567
200	JFK	1530	1559	D	20155	1234567
201	JFK	1530	1559	D	20356	1234567
202	JFK	1530	1559	A	20400	1234567
203	JFK	1530	1559	D	20952	1234567
204	JFK	1530	1559	D	21030	1234567
205	JFK	1530	1559	A	21081	1234567
206	JFK	1530	1559	A	21409	1234567
207	JFK	1600	1629	A	20041	1234567
208	JFK	1600	1629	A	20715	1234567
209	JFK	1600	1629	A	21148	1234567
210	JFK	1630	1659	D	21301	1234567
211	JFK	1630	1659	A	21399	1234567
212	JFK	1630	1659	A	20010	1234567
213	JFK	1630	1659	A	20114	1234567
214	JFK	1630	1659	D	20519	1234567
215	JFK	1630	1659	A	20537	1234567
216	JFK	1630	1659	D	20554	1234567
217	JFK	1630	1659	D	20629	1234567
218	JFK	1630	1659	A	20748	1234567
219	JFK	1630	1659	A	21063	1234567
220	JFK	1630	1659	D	21262	1234567
221	JFK	1700	1729	D	20054	1234567
222	JFK	1700	1729	A	20226	1234567
223	JFK	1700	1729	D	20292	1234567
224	JFK	1700	1729	A	20808	1234567
225	JFK	1700	1729	A	20883	1234567
226	JFK	1700	1729	A	21007	1234567
227	JFK	1700	1729	D	21080	1234567
228	JFK	1700	1729	D	21154	1234567
229	JFK	1700	1729	A	21207	1234567
230	JFK	1730	1759	A	20086	1234567
231	JFK	1730	1759	A	20088	1234567
232	JFK	1730	1759	D	20179	1234567
233	JFK	1730	1759	D	20195	1234567
234	JFK	1730	1759	D	20391	1234567
235	JFK	1730	1759	D	21184	1234567
236	JFK	1730	1759	D	21426	1234567
237	JFK	1800	1829	A	20110	1234567
238	JFK	1800	1829	A	20424	1234567
239	JFK	1800	1829	A	20817	1234567
240	JFK	1800	1829	A	21036	1234567
241	JFK	1800	1829	D	21115	1234567
242	JFK	1830	1859	A	20247	1234567
243	JFK	1830	1859	A	20260	1234567
244	JFK	1830	1859	D	20378	1234567
245	JFK	1830	1859	D	20486	1234567
246	JFK	1830	1859	D	20528	1234567
247	JFK	1830	1859	A	20732	1234567
248	JFK	1830	1859	A	20900	1234567
249	JFK	1830	1859	A	21060	1234567
250	JFK	1830	1859	D	21126	1234567
251	JFK	1830	1859	A	21188	1234567
252	JFK	1830	1859	D	21309	1234567
253	JFK	1830	1859	D	21349	1234567
254	JFK	1830	1859	D	21396	1234567
255	JFK	1900	1929	D	20069	1234567
256	JFK	1900	1929	D	20132	1234567
257	JFK	1900	1929	A	20134	1234567
258	JFK	1900	1929	A	20493	1234567
259	JFK	1900	1929	A	20532	1234567
260	JFK	1900	1929	A	20617	1234567
261	JFK	1900	1929	A	20749	1234567
262	JFK	1900	1929	A	21176	1234567
263	JFK	1900	1929	A	21259	1234567
264	JFK	1930	1959	D	20131	1234567
265	JFK	1930	1959	D	20255	1234567
266	JFK	1930	1959	D	20279	1234567
267	JFK	1930	1959	A	20323	1234567
268	JFK	1930	1959	D	20560	1234567
269	JFK	1930	1959	D	20842	1234567
270	JFK	1930	1959	A	21072	1234567
271	JFK	1930	1959	A	21221	1234567
272	JFK	2000	2029	D	20008	1234567
273	JFK	2000	2029	A	20039	1234567
274	JFK	2000	2029	A	20059	1234567
275	JFK	2000	2029	D	20295	1234567
276	JFK	2000	2029	A	20652	1234567
277	JFK	2000	2029	D	20689	1234567
278	JFK	2000	2029	D	20755	1234567
279	JFK	2000	2029	A	20788	1234567
280	JFK	2000	2029	D	21164	1234567
281	JFK	2000	2029	A	21273	1234567
282	JFK	2000	2029	D	21323	1234567
283	JFK	2000	2029	D	21365	1234567
284	JFK	2030	2059	D	20171	1234567
285	JFK	2030	2059	D	20275	1234567
286	JFK	2030	2059	D	20326	1234567
287	JFK	2030	2059	D	20556	1234567
288	JFK	2030	2059	A	20685	1234567
289	JFK	2030	2059	A	20779	1234567
290	JFK	2030	2059	A	20836	1234567
291	JFK	2030	2059	D	20958	1234567
292	JFK	2030	2059	A	21013	1234567
293	JFK	2030	2059	D	21183	1234567
294	JFK	2030	2059	D	21236	1234567
295	JFK	2030	2059	D	21341	1234567
296	JFK	2030	2059	D	21359	1234567
297	JFK	2100	2129	A	20025	1234567
298	JFK	2100	2129	A	20101	1234567
299	JFK	2100	2129	A	20107	1234567
300	JFK	2100	2129	D	20222	1234567
301	JFK	2100	2129	D	20263	1234567
302	JFK	2100	2129	D	20386	1234567
303	JFK	2100	2129	A	20625	1234567
304	JFK	2100	2129	A	20765	1234567
305	JFK	2100	2129	A	20777	1234567
306	JFK	2100	2129	A	20866	1234567
307	JFK	2100	2129	A	21001	1234567
308	JFK	2100	2129	D	21079	1234567
309	JFK	2100	2129	A	21256	1234567
310	JFK	2100	2129	A	21297	1234567
311	JFK	2100	2129	A	21329	1234567
312	JFK	2100	2129	A	21415	1234567
313	JFK	2130	2159	D	20014	1234567
314	JFK	2130	2159	A	20066	1234567
315	JFK	2130	2159	A	20112	1234567
316	JFK	2130	2159	D	20138	1234567
317	JFK	2130	2159	D	20207	1234567
318	JFK	2130	2159	A	20267	1234567
319	JFK	2130	2159	D	20345	1234567
320	JFK	2130	2159	D	20367	1234567
321	JFK	2130	2159	A	20382	1234567
322	JFK	2130	2159	A	20408	1234567
323	JFK	2130	2159	D	20546	1234567
324	JFK	2130	2159	A	20705	1234567
325	JFK	2130	2159	A	20956	1234567
326	JFK	2130	2159	D	21175	1234567
327	JFK	2130	2159	A	21284	1234567
328	JFK	2130	2159	A	21360	1234567
329	JFK	2200	2229	A	20006	1234567
330	JFK	2200	2229	A	20174	1234567
331	JFK	2200	2229	D	20312	1234567
332	JFK	2200	2229	A	20913	1234567
333	JFK	2200	2229	D	20961	1234567
334	JFK	2200	2229	A	21057	1234567
335	JFK	2200	2229	A	21325	1234567
336	JFK	2200	2229	A	21366	1234567
337	JFK	2230	2259	D	20011	1234567
338	JFK	2230	2259	D	20413	1234567
339	JFK	2230	2259	D	20473	1234567
340	JFK	2230	2259	D	20545	1234567
341	JFK	2230	2259	A	20562	1234567
342	JFK	2230	2259	A	20677	1234567
343	JFK	2230	2259	A	20738	1234567
344	JFK	2230	2259	D	20874	1234567
345	JFK	2230	2259	A	21083	1234567
346	JFK	2230	2259	D	21145	1234567
347	JFK	2230	2259	D	21223	1234567
348	JFK	2230	2259	A	21361	1234567
	“A” means arrival slot; “D” means departure slot

FAA Slots at Newark Liberty International Airport (EWR) Summer 2013

Count No.	Airport	Begin Time	End Time	Slot Type	Slot ID	Days
1	EWR	600	629	D	26050	1234567
2	EWR	730	759	D	27121	1234567
3	EWR	800	829	A	27141	1234567
4	EWR	800	829	D	27161	1234567
5	EWR	900	929	D	27230	1234567
6	EWR	900	929	D	27231	1234567
7	EWR	1030	1059	A	27289	1234567
8	EWR	1100	1129	D	27337	1234567
9	EWR	1200	1229	A	27390	1234567
10	EWR	1230	1259	A	27435	1234567
11	EWR	1230	1259	D	27447	1234567
12	EWR	1330	1359	A	27510	1234567
13	EWR	1330	1359	D	27526	1234567
14	EWR	1400	1429	D	27554	1234567
15	EWR	1430	1459	A	27574	1234567
16	EWR	1500	1529	D	27643	1234567
17	EWR	1600	1629	A	27695	1234567
18	EWR	1630	1659	A	27731	1234567
19	EWR	1630	1659	D	27751	1234567
20	EWR	1730	1759	A	27807	1234567
21	EWR	1730	1759	D	27824	1234567
22	EWR	1830	1859	D	27894	1234567
23	EWR	2030	2059	A	28030	1234567
24	EWR	2030	2059	A	28031	1234567
25	EWR	2100	2129	D	28079	1234567
26	EWR	2100	2129	D	28080	1234567
27	EWR	2130	2159	A	28101	1234567
28	EWR	2200	2229	A	28128	1234567
	“A” means arrival slot; “D” means departure slot

FAA Slots at Ronald Reagan Washington National Airport (DCA) Summer 2013

Count No.	Airport	Begin Time	End Time	Slot Type	Slot ID	Days
1	DCA	600	659	N	1102	1234567
2	DCA	2200	2259	N	1148	1234567
3	DCA	700	759	N	1147	12345..
4	DCA	800	859	N	1132	1234567
5	DCA	800	859	N	1150	1234567
6	DCA	900	959	N	1056	1234567
7	DCA	1000	1059	N	1030	1234567
8	DCA	1000	1059	N	1083	1234567
9	DCA	1100	1159	N	1223	1234567
10	DCA	1200	1259	N	1027	1234567
11	DCA	1300	1359	N	1142	1234567
12	DCA	1400	1459	N	1109	1234567
13	DCA	1600	1659	N	1389	1234567
14	DCA	1700	1759	N	1238	1234567
15	DCA	1800	1859	N	1401	1234567
16	DCA	1800	1859	N	1515	1234567
17	DCA	2000	2059	N	1308	12345.7
18	DCA	2100	2159	N	1065	12345.7
	“N" means non-directional -- i.e., the slot can be used for either a departure or an arrival

FAA Slots at LaGuardia Airport (LGA) Summer 2013

Count No.	Airport	Begin Time	End Time	Slot Type	Slot ID	Days
1	LGA	600	629	D	3323	12345..
2	LGA	730	759	D	35158	12345..
3	LGA	830	859	A	35103	12345..
4	LGA	930	959	D	35012	12345..
5	LGA	1230	1259	A	35101	12345.7
6	LGA	1300	1329	D	35163	12345.7
7	LGA	1400	1429	A	35030	12345.7
8	LGA	1430	1459	D	35029	12345.7
9	LGA	1530	1559	A	35061	12345.7
10	LGA	1600	1629	D	35150	12345.7
11	LGA	2000	2029	A	35152	12345.7
12	LGA	2100	2129	D	35164	12345.7
13	LGA	2100	2129	A	35165	12345.7
14	LGA	2130	2159	A	3751	12345.7
15	LGA	2130	2159	D	35063	12345.7
16	LGA	630	659	D	3326	12345..
17	LGA	700	729	D	2201	12345..
18	LGA	800	829	A	2108	12345..
19	LGA	930	959	D	3318	12345..
20	LGA	1000	1029	A	2072	12345..
21	LGA	1030	1059	D	2182	12345..
22	LGA	1230	1259	A	3093	12345.7
23	LGA	1330	1359	D	3075	12345.7
24	LGA	1430	1459	A	3098	12345.7
25	LGA	1600	1629	D	3569	12345.7
26	LGA	1630	1659	A	2004	12345.7
27	LGA	1730	1759	D	2129	12345.7
28	LGA	1830	1859	A	2007	12345.7
29	LGA	1930	1959	D	2038	12345.7
30	LGA	2030	2059	A	3104	12345.7
31	LGA	2130	2159	A	3054	12345.7
	“A” means arrival slot; “D” means departure slot

SCHEDULE II
EXCLUDED SLOTS

The following are Excluded Slots (for current and future IATA seasons):

Count No.	Airport	Begin Time	End Time	Slot Type	Slot ID	Days
1	DCA	800	859	N	11109	1234567
2	DCA	2100	2159	N	11110	1234567
	“N" means non-directional -- i.e., the slot can be used for either a departure or an arrival

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